Exhibit 1

                            Joint Filing Agreement

               In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on
     Schedule 13D (including any amendments thereto) with respect to the common stock, par value $.01 per share, of Coastal Physician Group, Inc., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an exhibit to such joint filings. In evidence thereof, the undersigned parties, each being duly authorized, hereby execute this Agreement on the 19th day of June, 1997.

                           /s/ Steven M. Scott, M.D.
                         ----------------------------------------------
                         Steven M. Scott, M.D.

                         SCOTT MEDICAL PARTNERS, L.P.

                         By:  /s/ Steven M. Scott, M.D.
                         ----------------------------------------------
                              Name: Steven M. Scott, M.D.
                              Title: General Partner

                         THE SIGNAL FUND, L.P.

                         By:   /s/ David B. Plyler
                         ----------------------------------------------
                              Name: David B. Plyler
                              Title: General Partner

                         THE STEVEN M. SCOTT FAMILY LIMITED
                         PARTNERSHIP

                         By:   /s/ Steven M. Scott, M.D.
                         ----------------------------------------------
                              Name: Steven M. Scott, M.D.
                              Title: General Partner

                         CENTURY AMERICAN INSURANCE COMPANY

                         By:     /s/ Bertram E. Walls, M.D.
                         ----------------------------------------------
                              Name: Bertram E. Walls, M.D.
                              Title: Chairman of the Board of Directors

                         THE SCOTT FAMILY FOUNDATION, INC.

                         By:   /s/ Steven M. Scott, M.D.
                         ----------------------------------------------
                              Name: Steven M. Scott, M.D.
                              Title: President

                         S&WLP

                         By:     /s/ Bertram E. Walls, M.D.
                         ----------------------------------------------
                              Name: Bertram E. Walls, M.D.
                              Title: General Partner